UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 23, 2013
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.01	Completion of Acquisition of Disposition of Assets
Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 23, 2013, Weyerhaeuser Company (“Weyerhaeuser” or the “Company”) completed the acquisition of Longview Timber LLC (“Longview Timber”) pursuant to the Stock Purchase Agreement, dated June 14, 2013, with Longview Timber Holdings, Corp. and certain of its security holders (the “Purchase Agreement”). Pursuant to the Purchase Agreement and other related agreements, the Company acquired, for cash, all of the equity interests in Longview Timber (the “Acquisition”) for an aggregate purchase price of approximately $2.65 billion, which includes the assumption of Longview Timber's debt. The purchase price is subject to post-closing adjustment based on Longview Timber's net working capital and net cash at closing in accordance with the terms of the Purchase Agreement. As at June 30, 2013, an aggregate principal amount of approximately $1.07 billion of fixed and floating rate notes was outstanding under Longview Timber's existing senior secured credit agreement.
The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on June 17, 2013, and is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS
On July 23, 2013, the Company issued a press release announcing completion of the Acquisition. A copy of the press release is attached as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)Financial statements of business acquired.

Longview Timber's consolidated financial statements as of June 30, 2013 and December 31, 2012 and for the six month periods ended June 30, 2013 and 2012 will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K must be filed. Longview Timber's audited consolidated financial statements as of and for the fiscal year ended December 31, 2012 and unaudited consolidated financial statements as of March 31, 2013 and December 31, 2012 and for the three month periods ended March 31, 2013 and 2012 were filed on a Current Report on Form 8-K dated June 17, 2013.

(b)	Pro forma financial information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.
(d)    Exhibits
The following item is filed as an exhibit to this report:

99.1	Press Release announcing completion of the Acquisition, dated July 23, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jerald W. Richards
Its:	Chief Accounting Officer

Date: July 24, 2013